Lightscape Technologies Announces Closing
of $7.5 Million Private Placement

HONG KONG, March 18, 2008 – Lightscape Technologies Inc. (OTCBB: LTSC), a provider of large scale LED screens and installations, LED lighting design solutions, and advanced lighting products, announced today that it closed a private placement on March 17, 2008 with certain accredited investors of 9,375,000 common shares at a purchase price of $0.80 per share for gross proceeds of $7.5 million.

Lightscape intends to use the proceeds to finance its recently announced joint venture with Beijing Xintong Media & Cultural Development Co. Ltd. (a New World Group company) to build an LED-based outdoor advertising network in China, to support its LED lighting design solutions business and for general working capital and human resources purposes.

For more detailed information on the financing referred to in this release, reference is made to Lightscape Technologies’ Current Reports on Form 8-K and related exhibits filed with the Securities and Exchange Commission on Monday March 10, 2008 and on Tuesday March 18, 2008.

The common stock offered under the private placement has not been registered under the Securities Act of 1933 and may not be subsequently offered or sold by investors in the United States, except pursuant to an effective registration statement or an applicable exemption from the registration requirements. The company has agreed to file a registration statement covering resale of such common stock by investors. This press release does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

About Lightscape Technologies

Lightscape Technologies Inc. (OTCBB: LTSC) delivers innovative LED lighting solutions, advanced lighting products and customized energy management solutions. Through wholly owned subsidiary Lightscape Technologies (Greater China) Limited, Lightscape Technologies designs, markets and sells LED-based lighting systems, licenses proprietary LED digital controller software, and provides LED screen rentals. Through subsidiary Beijing Illumination (Hong Kong) Limited, Lightscape Technologies manufactures and sells HID (High-Intensity Discharge) lighting products and Ultra High-Pressure Mercury Lamps. Through wholly owned subsidiary Tech Team Development Limited, Lightscape Technologies provides total energy management products and solutions which optimize energy consumption, lower costs, and enhance competitiveness for clients. Our headquarters are in Hong Kong, and we have offices in Singapore, China and Macau. For additional information, please visit www.lightscapetech.com.hk

Cautionary Disclaimer – Forward-Looking Statements

This news release contains “forward-looking statements”, as that term is defined in Section 27A of the United States Securities Act of 1933, as amended, and Section 21E of the United States Securities Exchange Act of 1934, as amended. Forward-looking statements are statements that are not historical facts. Such forward-looking statements are based upon the current beliefs and expectations of the company’s management and are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: unanticipated changes in product and service demand; downturns in the Chinese economy; supply chain delays; changes in China government policies and/or regulations; and the company’s ability to protect its proprietary technology. These forward-looking statements are made as of the date of this news release and the company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Although the company believes that the beliefs, plans, expectations and intentions contained in this press release are reasonable, there can be no assurance those beliefs, plans, expectations, or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the company’s periodic reports filed from time-to-time with the Securities and Exchange Commission and available at www.sec.gov.